UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7162

                     Salomon Brothers High Income Fund Inc.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                     Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 446-1013

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.


Letter from the Chairman                                Picture
                                                        R. Jay Gerken

                                                        R. Jay Gerken, CFA
                                                        Chairman

Dear Shareholder,

We are pleased to report that the Salomon Brothers High Income Fund Inc. performed well over 2003 due to the portfolio's allocations to U.S. high-yield and emerging markets debt securities, which both rallied over 2003.

The U.S. high-yield bond market benefited from a continued decline in default rates of corporate bonds, signs of stronger corporate earnings and the conclusion to major combat operations in Iraq. Investor interest in developing country debt markets was supported by strong fundamentals, increased cash flows into these markets and favorable global growth.

Especially in this environment of four-decade-low money market yields, higher-yielding bonds in U.S. and emerging markets may seem even more appealing. Remember, however, that higher-yield bonds carry more credit risk than investment-grade issues, and international issues are subject to economic, political and currency risks. That is why it is critical to perform a thorough analysis before carefully choosing these bonds. In our opinion, this is all the more reason why investing in high-yield bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers may help provide the diversification and thorough credit analysis that is so important in managing risk.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman

January 20, 2004

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Manager Overview


Performance Review

During the 12 months ended December 31, 2003, the fund returned 33.31%, based on its New York Stock Exchange ("NYSE") market price and 28.03% based on its net asset value ("NAV") /i/ per share. In comparison, its benchmark, Citigroup High-Yield Market Index ("High Yield Index") /ii/, returned 30.62%, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") /iii/ returned 28.83%, and the fund's Lipper high current yield closed-end funds category average was 30.00% over the same time frame. /iv/ Please note that Lipper performance returns are based on each fund's NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.96 per share. The performance table shows the fund's 12-month total return based on its NAV and market price as of December 31, 2003. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.




                                FUND PERFORMANCE
                             AS OF DECEMBER 31, 2003
                                   (unaudited)

                                               12-Month
                                                 Total
                     Price Per Share             Return
                     ------------------------------------
                      $10.47 (NAV)               28.03%
                      $11.42 (NYSE)              33.31%


                 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares.


Markets Rallied Over 2003

Early in the summer, a sell-off in the U.S. Treasury bond market and concerns that inflation could pick-up initially caused U.S. high-yield and sovereign debt markets to pull back following extended rallies in these markets. However, both markets subsequently rebounded and generated strong returns over the remainder of the year amid rising inflows after the U.S. Treasury bond market stabilized and investors refocused on improving fundamentals in these markets. Over 2003, the markets for both U.S. high-yield and emerging markets bonds generated stellar returns.

U.S. High Yield Market Overview

Declining default rates on corporate bonds, signs of improving corporate earnings, the end of major hostilities in Iraq and relatively favorable yields available through high-yield bonds in the low interest rate environment contributed to the strong demand for high-yield bonds.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

During 2003, airlines, cable, communications towers, energy, technology, telecommunications, and utilities were the top-performing sectors within the high-yield bond universe. The most significant underperforming sectors included healthcare and textiles.

Within this environment, the U.S. high-yield debt component of the fund benefited during the year from its overweighting in bonds rated CCC and in the cable, communications towers, and telecommunications sectors. The fund was adversely affected by its underweighting in the airlines and utilities sectors, and by its overweighting in the healthcare and textiles sectors.

As of the end of the year, the High Yield Index returned 30.62%, and the index's yield exceeded 7.7%. Based upon this rate, high-yield bonds categorically continued to offer very competitive yields relative to their higher-rated brethren (although they are also subject to additional risks, such as the increased risk of default because of the lower credit quality of the issues). Over the year, the high-yield market responded positively to economic data later in the period indicating that the U.S. economy has shown signs of improvement, as a stronger corporate earnings environment is favorable for high-yield bond issuers.

Emerging Markets Debt Overview

Emerging markets debt returned a strong 28.83% in 2003, as represented by the EMBI+, continuing a rally extending back into fourth quarter 2002. Spurred by improving credit quality across the emerging markets and increasingly positive country fundamentals (particularly continued progress on political and economic reform in Latin America), investor interest in the emerging markets broadened throughout the year, with corresponding inflows into the market.

Low interest rates created a favorable environment for all emerging economies. Furthermore, significant strength in commodity markets, especially metals and oil, provided positive support for many emerging market countries, as commodities exports are an important source of growth for emerging economies. Ecuador and Brazil were the best performers in the index over the 12 months, returning 101.48% and 68.96%, respectively. Spreads tightened by 347 basis points, with yields on sovereign debt securities closing at 418 basis points over US Treasuries (100 basis points equals 1% in yield). Over the year, the emerging market debt component of the fund benefited from its heavier weighting in Latin American debt securities relative to the EMBI+.

As of the end of 2003, 12-month return volatility stood at 7.06%, substantially below long-term historical levels of 16%, and the markets of all individual countries represented by the EMBI+ had generated positive total returns over the year. Increased cash flows into emerging markets driven by large institutional investors, strong fundamentals and favorable global growth continued to support investor interest in emerging markets debt securities.

Looking for Additional Information?

The fund is traded under the symbol "HIF" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XHIFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.citigroupassetmanagement.com.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current net asset value, market price and other information.

Thank you for your investment in the Salomon Brothers High Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby       /s/ Beth A. Semmel             /s/ James E. Craige

Peter J. Wilby, CFA      Beth A. Semmel, CFA            James E. Craige, CFA
President                Executive Vice President       Executive Vice President

January 20, 2004





The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change. Please refer to pages 5 through 16 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal.

/i/ NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

/ii/ The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

/iii/ The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

/iv/ Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the five funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Schedule of Investments
December 31, 2003


     Face
    Amount                                          Security                                        Value
-----------------------------------------------------------------------------------------------------------

Corporate Bonds -- 73.8%
Basic Industries -- 10.0%
  $ 200,000          Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30 ..............     $  216,901
    275,000          Acetex Corp., Sr. Notes, 10.875% due 8/1/09 ...........................        306,625
    375,000          Airgas, Inc., 9.125% due 10/1/11 ......................................        422,812
    175,000          Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13  .....        203,875
    250,000          Applied Extrusion Technologies, Inc., Series B, 10.750% due 7/1/11 (a)         208,750
    100,000          Berry Plastics Corp., 10.750% due 7/15/12 .............................        115,625
                     Buckeye Technologies Inc., Sr. Sub. Notes:
    125,000            9.250% due 9/15/08 (a) ..............................................        127,187
     75,000            8.000% due 10/15/10 .................................................         73,875
    150,000          Compass Minerals Group, Inc., 10.000% due 8/15/11 .....................        168,750
    175,000          Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11 (b) ............        194,250
    200,000          Huntsman International LLC, 10.125% due 7/1/09 (a) ....................        207,000
    100,000          IMCO Recycling Inc., 10.375% due 10/15/10 (b) .........................        103,250
    350,000          ISP Chemco Inc., Series B, 10.250% due 7/1/11 .........................        395,500
    100,000          Lyondell Chemical Co., 9.500% due 12/15/08 ............................        105,000
    150,000          Methanex Corp., Sr. Notes, 8.750% due 8/15/12 .........................        168,000
    200,000          Millennium America Inc., 9.250% due 6/15/08 (a) .......................        219,000
    250,000          Noveon, Inc., Series B, 11.000% due 2/28/11 ...........................        291,250
     75,000          OM Group, Inc., 9.250% due 12/15/11 ...................................         78,375
    250,000          Plastipak Holdings Inc., 10.750% due 9/1/11 ...........................        279,375
    100,000          Pliant Corp., Secured Notes, 11.125% due 9/1/09  ......................        108,500
    100,000          Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10  ................         91,750
    750,000          Republic Technologies International, LLC, 13.750% due 7/15/09 (c) .....         11,250
    250,000          Resolution Performance Products LLC, Sr. Sub. Notes, 13.500%
                       due 11/15/10 (a) ....................................................        218,750
    275,000          Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (a)(b) .................        254,375
    250,000          Stone Container Corp., Sr. Notes, 8.375% due 7/1/12 (a) ...............        272,500
     50,000          Tekni-Plex, Inc., Series B, 12.750% due 6/15/10 .......................         54,750
                     Tembec Industries, Inc.:
     75,000            8.625% due 6/30/09 (a) ..............................................         77,625
    125,000            8.500% due 2/1/11 ...................................................        130,000
    125,000          Westlake Chemical Corp., 8.750% due 7/15/11 (b) .......................        137,500
                                                                                                 ----------
                                                                                                  5,242,400
                                                                                                 ----------
Consumer Cyclical -- 5.6%
                     Cole National Group, Inc., Sr. Sub. Notes:
    175,000            8.625% due 8/15/07 ..................................................        179,375
    100,000            8.875% due 5/15/12 ..................................................        107,500
    300,000          CSK Auto Inc., 12.000% due 6/15/06 (a) ................................        345,750

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Schedule of Investments (continued)
December 31, 2003


     Face
    Amount                                          Security                                        Value
----------------------------------------------------------------------------------------------------------
Consumer Cyclical -- 5.6% (continued)
  $ 200,000          Felcor Lodging L.P., 10.000% due 9/15/08................................  $  217,000
     75,000          Finlay Enterprises, Inc., 9.000% due 5/1/08.............................      77,156
    350,000          Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08 ................     364,000
    300,000          Host Marriott L.P., Series E, 8.375% due 2/15/06 .......................     321,375
                     Interface, Inc.:
    125,000            Sr. Notes, 10.375% due 2/1/10 ........................................     132,812
     75,000            Sr. Sub. Notes, Series B, 9.500% due 11/15/05 ........................      73,125
    250,000          Leslie's Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08 ............     251,250
                     Levi Strauss & Co., Sr. Notes:
     35,000            11.625% due 1/15/08 (a) ..............................................      23,013
    290,000            12.250% due 12/15/12 (a) .............................................     189,950
    125,000          MeriStar Hospitality Corp., 9.125% due 1/15/11 .........................     133,125
     79,000          Saks Inc., 7.000% due 12/1/13 (b).......................................      80,975
    250,000          Sbarro, Inc., 11.000% due 9/15/09 (a) ..................................     198,750
    225,000          Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12 ...........     254,250
                                                                                               ----------
                                                                                                2,949,406
                                                                                               ----------
Consumer Non-Cyclical -- 15.6%
    225,000          aaiPharma Inc., 11.000% due 4/1/10.....................................      256,500
    250,000          AdvancePCS, 8.500% due 4/1/08..........................................      272,500
     50,000          Ahold Finance USA, Inc., 6.875% due 5/1/29.............................       44,875
    350,000          AKI, Inc., Sr. Notes, 10.500% due 7/1/08 ..............................      365,750
    325,000          American Safety Razor Co., Sr. Notes, Series B, 9.875% due 8/1/05 .....      326,625
    100,000          AmeriPath, Inc., 10.500% due 4/1/13 ...................................      107,000
    175,000          Ameristar Casinos, Inc., 10.750% due 2/15/09 ..........................      202,125
     44,000          Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 .....................       44,220
    200,000          Argosy Gaming Co., 10.750% due 6/1/09 .................................      217,000
    225,000          Athena Neurosciences Finance LLC, 7.250% due 2/21/08 ..................      203,175
    325,000          Coast Hotels and Casinos, Inc., 9.500% due 4/1/09 .....................      345,312
    150,000          Dade Behring Holdings Inc., 11.910% due 10/3/10 .......................      173,250
    175,000          Extendicare Health Services, Inc., 9.500% due 7/1/10 (a) ..............      195,125
     75,000          Fleming Cos., Inc., 10.125% due 4/1/08 (c) ............................       16,875
     50,000          Holmes Group Inc., Series B, 9.875% due 11/15/07 ......................       51,875
    300,000          Home Interiors & Gifts, Inc., 10.125% due 6/1/08 ......................      304,875
    375,000          IASIS Healthcare Corp., 13.000% due 10/15/09 ..........................      423,750
    175,000          Icon Health & Fitness, Inc., 11.250% due 4/1/12 .......................      191,625
    200,000          InSight Health Services Corp., Series B, 9.875% due 11/1/11 ...........      213,000
    175,000          Jafra Cosmetics International Inc., 10.750% due 5/15/11 ...............      192,937
     50,000          Kerzner International Ltd., 8.875% due 8/15/11 ........................       54,875
    300,000          MGM MIRAGE, 9.750% due 6/1/07 (a) .....................................      343,500


--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003



     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclical -- 15.6% (continued)
 $1,400,000          Nebco Evans Holding Co., Sr. Discount Notes, 12.375% due 7/15/07 (c)(d)    $       0
    275,000          North Atlantic Trading Co., Inc., Series B, 11.000% due 6/15/04........      263,313
     89,856          Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09..................       58,856
                     Park Place Entertainment Corp., Sr. Sub. Notes:
    300,000            8.875% due 9/15/08 (a) ..............................................      340,500
    125,000            8.125% due 5/15/11 ..................................................      140,781
    200,000          Playtex Products Inc., 9.375% due 6/1/11 (a) ..........................      203,000
    125,000          Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09.........      137,500
                     Rite Aid Corp.:
     50,000            Notes, 7.125% due 1/15/07 (a)........................................       51,250
    325,000            Sr. Notes, 7.625% due 4/15/05 .......................................      331,500
    175,000          Sealy Mattress Co., Series B, 10.875% due 12/15/07 ....................      182,438
    175,000          Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10 ..............      193,375
    125,000          Sybron Dental Specialties, Inc., 8.125% due 6/15/12 ...................      136,563
                     Tenet Healthcare Corp.:
    125,000            Notes, 7.375% due 2/1/13 ............................................      126,250
    100,000            Sr. Notes, 6.875% due 11/15/31 ......................................       90,000
    325,000          Triad Hospitals, Inc., Series B, 8.750% due 5/1/09 ....................      353,844
    325,000          United Industries Corp., Series D, 9.875% due 4/1/09 ..................      342,063
    250,000          Vanguard Health Systems, Inc., 9.750% due 8/1/11 ......................      272,500
    200,000          Venetian Casino Resort, LLC, 11.000% due 6/15/10 ......................      233,000
    250,000          Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07 ...............      206,250
                                                                                               ----------
                                                                                                8,209,752
                                                                                               ----------
Energy -- 7.5%
                     Dynegy Holdings Inc.:
                       Debentures:
    100,000              7.125% due 5/15/18 (a) ............................................       86,250
    400,000              7.625% due 10/15/26 (a) ...........................................      347,500
    100,000            Secured Notes, 9.875% due 7/15/10 (b) ...............................      113,000
                     El Paso Corp., Sr. Notes:
    250,000            7.800% due 8/1/31 ...................................................      214,062
    300,000            7.750% due 1/15/32 (a) ..............................................      257,250
    127,000          Grey Wolf, Inc., 8.875% due 7/1/07 ....................................      131,445
    342,000          Key Energy Services, Inc., Series B, 14.000% due 1/15/09 ..............      368,505
    275,000          Magnum Hunter Resources, Inc., 9.600% due 3/15/12 (a) .................      313,500
     25,000          Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.375% due 10/1/10 ........       27,563
    200,000          Pioneer Natural Resources Co., 9.625% due 4/1/10 ......................      249,188
    125,000          Pride International, Inc., Sr. Notes, 10.000% due 6/1/09 (a) ..........      134,688
    150,000          Swift Energy Co., Sr. Sub. Notes, 10.250% due 8/1/09 ..................      163,500

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003



     Face
    Amount                                          Security                                       Value
---------------------------------------------------------------------------------------------------------
Energy -- 7.5% (continued)
  $ 275,000          Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09 ...........   $  290,813
    275,000          Western Gas Resources, Inc., 10.000% due 6/15/09 ......................      297,000
    250,000          Westport Resources Corp., 8.250% due 11/1/11 ..........................      276,250
                     The Williams Cos., Inc.:
                       Notes:
    100,000              7.625% due 7/15/19 ................................................      105,125
    475,000              7.875% due 9/1/21 (a) .............................................      503,500
     50,000              8.750% due 3/15/32 ................................................       56,750
     25,000            Sr. Notes, 8.625% due 6/1/10 ........................................       28,188
                                                                                               ----------
                                                                                                3,964,077
                                                                                               ----------
Financial Services -- 0.0%
    493,850          Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (c).........      14,815
                                                                                               ----------
Housing Related -- 0.7%
    200,000          Associated Materials Inc., 9.750% due 4/15/12 ..........................     220,000
    125,000          Nortek Holdings, Inc., Sr. Notes, Series B, 8.875% due 8/1/08 ..........     131,406
                                                                                               ----------
                                                                                                  351,406
                                                                                               ----------
Manufacturing -- 4.2%
    175,000          Alliant Techsystems Inc., 8.500% due 5/15/11 ..........................      193,375
    200,000          Blount Inc., 13.000% due 8/1/09 .......................................      216,500
     25,000          Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b) ...............       28,125
    100,000          Fedders North America, Inc., 9.375% due 8/15/07 .......................      101,000
    175,000          Flowserve Corp., 12.250% due 8/15/10 ..................................      203,875
     75,000          Ford Motor Co., Notes, 7.450% due 7/16/31 .............................       76,011
     75,000          General Binding Corp., 9.375% due 6/1/08 ..............................       76,125
    125,000          General Motors Acceptance Corp., Notes, 6.875% due 8/28/12 ............      134,699
     25,000          General Motors Corp., Debentures, 8.375% due 7/15/33 ..................       29,108
    500,000          Key Plastics Holdings, Inc., Series B, 10.250% due 3/15/07 (c)(d) .....        1,250
     75,000          Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06 ..............       64,125
    250,000          L-3 Communications Corp., 7.625% due 6/15/12 ..........................      272,188
    125,000          Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (c)(d) ......        1,875
    100,000          NMHG Holding Co., 10.000% due 5/15/09 .................................      111,000
    200,000          Sequa Corp., Sr. Notes, 9.000% due 8/1/09 .............................      221,500
    100,000          Tenneco Automotive Inc., Secured Notes, Series B, 10.250% due 7/15/13 (a)    114,250
    250,000          Terex Corp., Series B, 10.375% due 4/1/11 (a) .........................      281,250
     50,000          TRW Automotive Inc., Sr. Sub. Notes, 11.000% due 2/15/13 (a) ..........       59,125
                                                                                               ----------
                                                                                                2,185,381
                                                                                               ----------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003


     Face
    Amount                                          Security                                                    Value
------------------------------------------------------------------------------------------------------------------------
Media - Cable -- 10.2%
  $ 325,000          AOL Time Warner Inc., 7.625% due 4/15/31..............................................  $  376,374
                     Charter Communications Holdings, LLC:
                       Sr. Discount Notes:
    250,000              Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10.....................      205,000
    175,000              Zero coupon until 1/15/06, (13.500% thereafter), due 1/15/11.....................      131,250
  1,275,000              Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11.....................      860,625
     75,000              Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12.....................       46,500
                       Sr. Notes:
     25,000              8.625% due 4/1/09 (a) ...........................................................       21,937
    125,000              10.750% due 10/1/09 .............................................................      115,312
                     CSC Holdings Inc., Sr. Sub. Debentures:
     75,000            9.875% due 2/15/13  ...............................................................       78,750
    250,000            9.875% due 4/1/23 .................................................................      262,812
    100,000          Dex Media East LLC, 9.875% due 11/15/09 .............................................      115,000
    200,000          Dex Media West LLC, Sr. Sub. Notes, 9.875% due 8/15/13 (b) ..........................      233,500
    175,000          DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13  ................................      203,875
                     EchoStar DBS Corp., Sr. Notes:
    200,000            10.375% due 10/1/07 ...............................................................      220,250
    357,000            9.125% due 1/15/09 ................................................................      401,179
    125,000          Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08,
                       11.500% thereafter), due 10/15/13 (b) .............................................       79,687
    175,000          Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10 (a) ...........................      191,187
    100,000          Interep National Radio Sales, Inc., Series B, 10.000% due 7/1/08 ....................       89,000
    225,000          Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a) .....................................      239,625
    250,000          NextMedia Operating, Inc., 10.750% due 7/1/11 .......................................      285,000
     50,000          R.H. Donnelley Finance Corp. I, 10.875% due 12/15/12 (b) ............................       59,563
    200,000          Radio One, Inc., Series B, 8.875% due 7/1/11 (a) ....................................      221,500
                     Telewest Communications PLC:
    175,000            Sr. Discount Notes, (zero coupon until 2/1/05, 11.375% thereafter), due 2/1/10 (a)        86,625
    375,000            Sr. Notes, 11.250% due 11/1/08 (c) ................................................      242,813
    100,000          Vivendi Universal S.A., Sr. Notes, 9.250% due 4/15/10 (b) ...........................      119,000
                     Yell Finance BV:
    349,000            Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11 (a)       322,825
     17,000            Sr. Notes, 10.750% due 8/1/11 (a) .................................................       19,975
    125,000          Young Broadcasting Inc., Sr. Sub. Notes, 8.750% due 1/15/14 (b) .....................      127,188
                                                                                                             ----------
                                                                                                              5,356,352
                                                                                                             ----------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003



     Face
    Amount                                          Security                                       Value
---------------------------------------------------------------------------------------------------------
Services/Other -- 3.0%
  $ 475,000          Allied Waste North America, Inc., Series B, 10.000% due 8/1/09 (a) ....  $  515,375
    150,000          Brand Services, Inc., 12.000% due 10/15/12 ............................     174,187
    175,000          COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07 .....     114,625
  1,000,000          The Holt Group, Inc., 9.750% due 1/15/06 (c) ..........................      33,750
                     Mail-Well I Corp.:
    125,000            9.625% due 3/15/12 (a) ..............................................     139,375
    100,000            Series B, 8.750% due 12/15/08 (a) ...................................     100,250
     75,000          Muzak LLC, Sr. Notes, 10.000% due 2/15/09 .............................      80,250
    236,000          Pierce Leahy Command Co., 8.125% due 5/15/08 ..........................     246,325
    180,000          SITEL Corp., 9.250% due 3/15/06 .......................................     177,300
                                                                                               ---------
                                                                                               1,581,437
                                                                                               ---------
Technology -- 1.3%
    275,000          Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 (a) ..........     217,594
    175,000          Seagate Technology HDD Holdings, 8.000% due 5/15/09 ...................     189,438
    275,000          Unisys Corp., Sr. Notes, 8.125% due 6/1/06 ............................     298,375
                                                                                               ---------
                                                                                                 705,407
                                                                                               ---------
Telecommunications -- 9.9%
                     Alamosa (Delaware), Inc.:
    162,500            11.000% due 7/31/10 (a) .............................................     177,125
     16,978            Zero coupon until 7/31/05, (12.000% thereafter), due 7/31/09 ........      15,365
    350,000          American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (a) ................     374,500
    160,000          American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08 ...     111,200
                     AT&T Wireless Services Inc.:
    325,000            Notes, 8.125% due 5/1/12 (a) ........................................     382,898
                       Sr. Notes:
    175,000              7.875% due 3/1/11 .................................................     202,840
    100,000              8.750% due 3/1/31 .................................................     123,819
    525,000          Crown Castle International Corp., Sr. Notes, 7.500% due 12/1/13 (b) ...     530,250
    150,000          Dobson Communications Corp., Sr. Notes, 8.875% due 10/1/13 (b) ........     152,625
                     Nextel Communications, Inc., Sr. Notes:
     50,000            9.375% due 11/15/09 (a) .............................................      54,750
    800,000            7.375% due 8/1/15 ...................................................     864,000
    375,000          Qwest Corp., Notes, 9.125% due 3/15/12 (b).............................     432,188
                     Qwest Services Corp., Notes:
    300,000            13.500% due 12/15/10 (b) ............................................     366,000
     81,000            14.000% due 12/15/14 (b) ............................................     103,478


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003


     Face
    Amount                                          Security                                       Value
---------------------------------------------------------------------------------------------------------
Telecommunications -- 9.9% (continued)
                     SBA Communications Corp.:
                       Sr. Discount Notes:
  $  41,000              12.000% due 3/1/08 ................................................    $  44,793
     25,000              Zero coupon until 12/15/07, (9.750% thereafter), due 12/15/11 (b)..       17,750
    200,000            Sr. Notes, 10.250% due 2/1/09 .......................................      197,500
     75,000          SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10 (a) ..................       80,438
                     Sprint Capital Corp.:
    325,000            6.875% due 11/15/28 (a) .............................................      318,260
    250,000            8.750% due 3/15/32 (a) ..............................................      296,378
    175,000          UbiquiTel Operating Co., Sr. Discount Notes,
                       (zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10 ........      123,375
    200,000          Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13 .................      212,000
                                                                                              -----------
                                                                                                5,181,532
                                                                                              -----------
Transportation -- 0.7%
                     Continental Airlines, Inc., Pass-Through Certificates:
    131,338            Series 00-2, 8.312% due 10/2/12  ....................................      113,221
    157,343            Series 981C, 6.541% due 9/15/09 .....................................      147,908
     75,000          General Maritime Corp., Sr. Notes, 10.000% due 3/15/13  ...............       85,031
                                                                                              -----------
                                                                                                  346,160
                                                                                              -----------
Utilities -- 5.1%
                     AES Corp.:
    125,000            Sr. Notes, 8.750% due 6/15/08 .......................................      134,687
                       Sr. Sub. Notes:
     25,000              8.375% due 8/15/07 (a) ............................................       25,437
     75,000              8.500% due 11/1/07 (a) ............................................       76,500
    200,000          Allegheny Energy Supply Statutory Trust 2001, Secured Notes,
                       10.250% due 11/15/07 (b) ............................................      209,000
                     Avon Energy Partners Holdings:
    250,000            Notes, 6.460% due 3/4/08 (b) ........................................      239,375
    225,000            Sr. Notes, 7.050% due 12/11/07 (b) ..................................      215,437
    100,000          Calpine Canada Energy Finance ULC, 8.500% due 5/1/08 ..................       80,250
                     Calpine Corp.:
    150,000            Secured Notes, 8.500% due 7/15/10 (a)(b) ............................      147,000
                       Sr. Notes:
    150,000              7.875% due 4/1/08 (a) .............................................      117,750
    375,000              7.750% due 4/15/09 (a) ............................................      290,625
     75,000              8.500% due 2/15/11 (a) ............................................       59,719

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003


     Face
    Amount                                          Security                                       Value
---------------------------------------------------------------------------------------------------------
Utilities -- 5.1% (continued)
                     Edison Mission Energy, Sr. Notes:
  $ 175,000            7.730% due 6/15/09 (a) ..............................................  $   167,562
    275,000            9.875% due 4/15/11 (a) ..............................................      287,375
    225,000          Mirant Americas Generation, LLC., Sr. Notes, 9.125% due 5/1/31 (c) ....      191,250
    150,000          NRG Energy, Inc., Secured Notes, 8.000% due 12/15/13 (b) ..............      158,438
                     Reliant Resources, Inc., Secured Notes:
     50,000            9.250% due 7/15/10 (b) ..............................................       53,250
    200,000            9.500% due 7/15/13 (b) ..............................................      215,000
                                                                                              -----------
                                                                                                2,668,655
                                                                                              -----------
                     Total Corporate Bonds (Cost -- $38,533,922) ...........................   38,756,780
                                                                                              -----------

Convertible Bonds -- 0.5%
Technology -- 0.2%
    225,000          Sanmina-SCI Corp., Sub. Debentures, zero coupon due 9/12/20 ...........      115,313
                                                                                              -----------
Telecommunications -- 0.3%
    125,000          American Tower Corp., Notes, 5.000% due 2/15/10 .......................      119,687
                                                                                              -----------
                     Total Convertible Bonds (Cost -- $158,108) ............................      235,000
                                                                                              -----------

Sovereign Bonds -- 19.4%
Brazil -- 6.9%
                     Federal Republic of Brazil:
     50,000            10.125% due 5/15/27 .................................................       53,250
    200,000            12.250% due 3/6/30 ..................................................      250,000
     45,000            11.000% due 8/17/40 .................................................       49,612
  2,992,326            C Bond, 8.000% due 4/15/14 ..........................................    2,947,441
    275,000            DCB, Series L, 2.062% due 4/15/12 (e) ...............................      249,562
     84,615            FLIRB, Series L, 2.000% due 4/15/09 (e) .............................       79,221
                                                                                              -----------
                                                                                                3,629,086
                                                                                              -----------
Bulgaria -- 0.4%
    175,000          Republic of Bulgaria, 8.250% due 1/15/15 ..............................      206,063
                                                                                              -----------
Colombia -- 1.1%
                     Republic of Colombia:
    250,000            10.000% due 1/23/12 .................................................      274,375
    125,000            10.750% due 1/15/13 .................................................      142,500
    125,000            11.750% due 2/25/20 .................................................      151,250
                                                                                              -----------
                                                                                                  568,125
                                                                                              -----------
Costa Rica -- 0.1%
     50,000          Republic of Costa Rica, 6.914% due 1/31/08 (b) ........................       53,500
                                                                                              -----------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003


    Face
   Amount                                           Security                                       Value
---------------------------------------------------------------------------------------------------------
Ecuador -- 0.8%
   $ 425,000         Republic of Ecuador, 12.000% due 11/15/12.............................   $   416,500
                                                                                              -----------
Mexico -- 3.6%
                     United Mexican States:
     550,000           6.625% due 3/3/15 ..................................................       570,625
     875,000           11.375% due 9/15/16 ................................................     1,242,500
      60,000           8.300% due 8/15/31 .................................................        67,500
                                                                                              -----------
                                                                                                1,880,625
                                                                                              -----------
Panama -- 0.6%
                     Republic of Panama:
     150,000           9.375% due 1/16/23 .................................................       164,250
     125,000           8.875% due 9/30/27 .................................................       131,875
      57,272           PDI, 1.9375% due 7/17/16 (e)........................................        49,826
                                                                                              -----------
                                                                                                  345,951
                                                                                              -----------
Peru -- 0.2%
     100,000         Republic of Peru, 9.875% due 2/6/15 ..................................       116,500
                                                                                              -----------
Philippines -- 0.7%
                     Republic of Philippines:
    300,000            9.375% due 1/18/17 .................................................       324,750
     25,000            10.625% due 3/16/25 ................................................        27,938
                                                                                              -----------
                                                                                                  352,688
                                                                                              -----------
Russia -- 3.5%
                     Russian Federation:
    655,000            8.250% due 3/31/10 .................................................       733,600
  1,150,000            5.000% due 3/31/30 (e) .............................................     1,108,312
                                                                                              -----------
                                                                                                1,841,912
                                                                                              -----------
Turkey -- 0.7%
                     Republic of Turkey:
    250,000            11.500% due 1/23/12 ................................................       319,375
     50,000            11.000% due 1/14/13 ................................................        62,875
                                                                                              -----------
                                                                                                  382,250
                                                                                              -----------
Venezuela -- 0.8%
                     Republic of Venezuela:
    350,000            9.250% due 9/15/27 .................................................       319,375
     95,236            DCB, Series DL, 2.125% due 12/18/07 (e) ............................        90,712
                                                                                              -----------
                                                                                                  410,087
                                                                                              -----------
                     Total Sovereign Bonds (Cost -- $9,138,854) ...........................    10,203,287
                                                                                              -----------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003


     Face
    Amount                                          Security                                       Value
---------------------------------------------------------------------------------------------------------
Loan Participation (e)(f) -- 0.4%
Morocco -- 0.4%
  $ 229,167          Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09 (J.P. Morgan
                       Chase & Co., UBS Financial Services Inc.) (Cost -- $215,086) ........   $  225,730
                                                                                               ----------
  Shares
------------
Common Stock (g) -- 2.8%
        500          AmeriKing, Inc. (d) ...................................................            0
      6,084          Axiohm Transaction Solutions Inc. .....................................            0
      2,082          Mattress Discounters Corp. (d) ........................................       18,738
     10,709          NTL Inc. (a) ..........................................................      746,953
     13,016          SpectraSite, Inc. (a) .................................................      452,306
     32,115          UnitedGlobalCom, Inc., Class A Shares (a) .............................      272,339
                                                                                               ----------
                     Total Common Stock (Cost -- $1,491,920) ...............................    1,490,336
                                                                                               ----------

Escrow Shares (d)(g) -- 0.0%
  1,000,000          BREED Technologies, Inc. ..............................................            0
  1,000,000          Pillowtex Corp. .......................................................            0
                                                                                               ----------
                     Total Escrow Shares (Cost -- $0) ......................................            0
                                                                                               ----------
Preferred Stock -- 1.0%
        271         Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13 ...................       84,123
      1,271         AmeriKing, Inc. (g)(h) .................................................           13
          8         Anvil Holdings Inc. (g) ................................................          118
                     CSC Holdings Inc.
      1,450           Series H, 11.750% due 10/1/07 ........................................      151,162
      2,900           Series M, 11.125% due 4/1/08 .........................................      305,225
          6         NTL Europe, Inc. (a)(g) ................................................           48
                     TCR Holding Corp. (d)(g):
        803           Class B ..............................................................            1
        442           Class C ..............................................................            0
      1,165           Class D ..............................................................            1
      2,410           Class E ..............................................................            2
                                                                                               ----------
                     Total Preferred Stock (Cost -- $451,012) ..............................      540,693
                                                                                               ----------

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

December 31, 2003



   Warrants                                         Security                                                       Value
--------------------------------------------------------------------------------------------------------------------------
Warrants (g) -- 0.1%
        160          American Tower Escrow Corp., (Exercise price of $0.01 per share expiring on 8/1/08.
                       Each warrant exercisable for 14.095 shares of common stock.) ..........................   $  20,080
  1,607,813          ContiFinancial Corp., Units of Interest, (Represents interests in a trust in the
                       liquidation of ContiFinancial Corp. and its affiliates.) ..............................      24,117
        780          Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on 7/15/07.
                       Each warrant exercisable for 4.850 shares of Class A common stock
                       and 0.539 shares of Class L common stock.) ............................................         585
      6,723          Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09.  Each warrant
                       exercisable for 1 share of common stock.) (d) .........................................           1
        750          Republic Technologies International Inc., (Exercise price of $0.01 per share expiring
                       on 7/15/09.  Each warrant exercisable for 1 share of Class D common stock.) ...........           7
        250          Winsloew Furniture, Inc., (Exercise price of $0.01 per share expiring 8/15/07.
                       Each warrant exercisable for 0.2298 shares of common stock.) ..........................         125
                                                                                                               -----------
                     Total Warrants (Cost -- $62,561) ........................................................      44,915
                                                                                                               -----------
     Face
    Amount
-------------
Repurchase Agreement -- 2.0%
   $1,039,000        Morgan Stanley, 0.820% due 1/2/04; Proceeds at maturity-- $1,039,047;
                       (Fully collateralized by U.S. Treasury Strips, due 11/15/21 to 11/15/26;
                       Market value -- $1,070,171) (Cost -- $1,039,000) ......................................   1,039,000
                                                                                                               -----------
                     Total Investments -- 100.0% (Cost -- $51,090,463*)....................................... $52,535,741
                                                                                                               ===========

----------------

(a) All or a portion of this security is on loan (See Note 6).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is currently in default.
(d) Security is valued in accordance with fair valuation procedures.
(e) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(f) Participation interests were acquired through the financial institutions indicated parenthetically.
(g) Non-income producing security.
(h) Payment-in-kind security for which part of the income earned may be paid as additional principal.
*   Aggregate cost for Federal income tax purposes is $51,187,698.


   Abbreviations used in this schedule:
---------------------------------------
   C Bond  -- Capitalization Bond
   DCB     -- Debt Conversion Bond
   FLIRB   -- Front-Loaded Interest Reduction Bond
   PDI     -- Past Due Interest


--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Loaned Securities Collateral
December 31, 2003


    Face
   Amount                                           Security                                                     Value
--------------------------------------------------------------------------------------------------------------------------
 $2,719,938          State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $2,719,938)       $2,719,938
                                                                                                               ===========

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Statement of Assets and Liabilities
December 31, 2003


ASSETS:
  Investments, at value (Cost -- $51,090,463) ...........................................     $52,535,741
  Loaned securities collateral, at value (Cost -- $2,719,938) (Note 6) ..................       2,719,938
  Cash ..................................................................................              19
  Interest receivable ...................................................................       1,100,867
  Receivable for securities sold ........................................................          12,862
  Dividends receivable ..................................................................          12,325
                                                                                              -----------
  Total Assets ..........................................................................      56,381,752
                                                                                              -----------

LIABILITIES:
  Payable for loaned securities collateral (Note 6) .....................................       2,719,938
  Management fee payable ................................................................          31,445
  Accrued expenses ......................................................................         153,527
                                                                                              -----------
  Total Liabilities .....................................................................       2,904,910
                                                                                              -----------
Total Net Assets ........................................................................     $53,476,842
                                                                                              ===========

NET ASSETS:
  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     5,107,939 shares outstanding) ......................................................        $  5,108
  Capital paid in excess of par value ...................................................      65,473,542
  Accumulated net realized loss from investment transactions ............................     (13,447,086)
  Net unrealized appreciation of investments ............................................       1,445,278
                                                                                              -----------
Total Net Assets ........................................................................     $53,476,842
                                                                                              ===========

Net Asset Value, per share ($53,476,842 / 5,107,939 shares outstanding) .................          $10.47
                                                                                                   ======


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Statement of Operations
For the Year Ended December 31, 2003



INVESTMENT INCOME:
  Interest................................................................................    $ 4,836,624
                                                                                              -----------

EXPENSES:
  Management fee (Note 2).................................................................        348,367
  Shareholder communications..............................................................         80,420
  Legal fees..............................................................................         70,685
  Directors' fees.........................................................................         66,660
  Audit and tax services..................................................................         56,374
  Shareholder servicing fees .............................................................         31,276
  Custody ................................................................................         31,148
  Listing fees............................................................................         22,663
  Insurance...............................................................................          1,232
  Other ..................................................................................          8,887
                                                                                              -----------
  Total Expenses..........................................................................        717,712
                                                                                              -----------
Net Investment Income.....................................................................      4,118,912
                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Investment Transactions (excluding short-term investments):
     Proceeds from sales..................................................................     28,504,877
     Cost of securities sold..............................................................     26,847,355
                                                                                              -----------
  Net Realized Gain.......................................................................      1,657,522
                                                                                              -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year....................................................................     (5,026,737)
     End of year..........................................................................      1,445,278
                                                                                              -----------
  Increase in Net Unrealized Appreciation.................................................      6,472,015
                                                                                              -----------
Net Gain on Investments...................................................................      8,129,537
                                                                                              -----------
Increase in Net Assets From Operations....................................................    $12,248,449
                                                                                              ===========

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                                  2003                   2002
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...................................................     $  4,118,912          $  4,355,352
  Net realized gain (loss)................................................        1,657,522            (1,361,236)
  Increase (decrease) in net unrealized appreciation......................        6,472,015              (809,288)
                                                                               ------------          ------------
  Increase in Net Assets From Operations .................................       12,248,449             2,184,828
                                                                               ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................................       (4,881,352)           (4,355,352)
  Capital.................................................................                -              (683,674)
                                                                               ------------          ------------
  Decrease in Net Assets From Distributions to Shareholders ..............       (4,881,352)           (5,039,026)
                                                                               ------------          ------------

FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for reinvestment of dividends..........          444,802               439,109
                                                                               ------------          ------------
  Increase in Net Assets From Fund Share Transactions.....................          444,802               439,109
                                                                               ------------          ------------
Increase (Decrease) in Net Assets.........................................        7,811,899            (2,415,089)

NET ASSETS:
  Beginning of year.......................................................       45,664,943            48,080,032
                                                                               ------------          ------------
  End of year.............................................................      $53,476,842           $45,664,943
                                                                               ============          ============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc. ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

DIVIDENDS AND DISTRIBUTIONS. The Fund pays dividends to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $762,440 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc ("Investment Manager"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between the Investment Manager and SBFM.

Certain officers and/or Directors of the Fund are also officers and/or Directors of the Investment Manager.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Note 3. Portfolio Activity

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases........................................................  $ 27,475,846
                                                                   ============
Sales............................................................  $ 28,504,877
                                                                   ============

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation....................................   $ 5,386,480
Gross unrealized depreciation....................................    (4,038,437)
                                                                   ------------
Net unrealized appreciation......................................   $ 1,348,043
                                                                   ============

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2003, the Fund held loan participations with a total cost of $215,086.

Note 5. Credit and Market Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Note 6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund loaned securities having a market value of $2,668,812. The Fund received cash collateral amounting to $2,719,938 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2003 was $5,874.

Note 7. Dividends Subsequent to December 31, 2003

On October 24, 2003, the Board of Directors of the Fund declared a common stock dividend of $0.080 per share payable on January 30, 2004 and February 27, 2004 to shareholders of record on January 13, 2004 and February 18, 2004. In addition, on February 5, 2004, the Board of Directors of the Fund declared three common share dividends from net investment income, each in the amount of $0.080 per share, payable on March 26, April 30 and May 28, 2004 to shareholders of record on March 16, April 20 and May 18, 2004, respectively.

Note 8. Capital Shares

Capital stock transactions were as follows:

                                                    Year Ended                        Year Ended
                                                 December 31, 2003                 December 31, 2002
                                               ---------------------           ----------------------
                                               Shares         Amount           Shares          Amount
                                               ------        -------           ------         --------
Shares issued on reinvestment . . . . . . . .  42,689        $444,802          45,748         $439,109


Note 9. Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $13,350,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The Fund may not realize the benefits of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryforwards. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code of 1986, as amended.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                    2007          2008           2009          2010
                                                 ----------     ----------    ----------    ----------
Carryforward Amounts........................     $1,728,000     $1,894,000    $8,480,000    $1,248,000



Note 10. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                                             2003              2002
                                                                         ------------      ------------
Accumulated capital losses.............................................  $(13,349,851)     $(14,583,271)
                                                                         ============      ============
Unrealized appreciation (depreciation) ................................  $  1,348,043      $ (5,233,688)
                                                                         ============      ============

For the years ended December 31, 2003 and December 31, 2002, the differences between book basis and tax basis unrealized appreciation and depreciation were attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31 was:
                                                                              2003              2002
                                                                         ------------      ------------
Ordinary income........................................................  $  4,881,352        $4,355,352
Capital................................................................           --            683,674
                                                                         ------------      ------------
Total..................................................................  $  4,881,352        $5,039,026
                                                                         ============      ============

Note 11. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to theRevenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Financial Highlights


Data for a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:



                                                        2003      2002         2001        2000       1999
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.........            $ 9.02     $9.58       $10.13      $12.00     $12.76
                                                       ------     -----       ------      ------     ------
Income (Loss) From Operations:
   Net investment income...................              0.81      0.86         1.05        1.35       1.34
   Net realized and unrealized gain (loss).              1.60     (0.42)       (0.30)      (1.72)     (0.60)
                                                       ------     -----       ------      ------     ------
Total Income (Loss) From Operations........              2.41      0.44         0.75       (0.37)      0.74
                                                       ------     -----       ------      ------     ------
Less Distributions From:
   Net investment income...................             (0.96)    (0.86)       (1.05)      (1.35)     (1.34)
   Capital.................................                --     (0.14)       (0.25)      (0.15)     (0.16)
                                                       ------     -----       ------      ------     ------
Total Distributions .......................             (0.96)    (1.00)       (1.30)      (1.50)     (1.50)
                                                       ------     -----       ------      ------     ------

Net Asset Value, End of Year...............            $10.47     $9.02       $ 9.58      $10.13     $12.00
                                                       ======     =====       ======      ======     ======
Per Share Market Price, End of Year........            $11.42     $9.39       $10.55    $12.0625   $11.4375
                                                       ======     =====       ======    ========   ========
Total Return, Based on Market Price(1).....             33.31%    (1.32)%      (1.69)%     19.81%   (12.06)%
                                                       ======     =====       ======      ======     ======
Ratios to Average Net Assets:
  Operating expenses.......................              1.44%     1.35%        1.21%       1.05%      1.20%
  Net investment income....................              8.27%     9.41%       10.62%      12.10%     10.86%
Net Assets, End of Year (000s).............           $53,477   $45,665      $48,080     $50,226    $59,024
Portfolio Turnover Rate....................                57%      117%         153%       86.4%     100.3%

--------------------------------------------------------------------------------

(1) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Report of Independent Auditors

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund Inc. ("Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, NY
February 18, 2004

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF        PRINCIPAL        OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND   OCCUPATION(S)       DIRECTOR               OTHER
                               HELD WITH      LENGTH OF     DURING PAST       (INCLUDING         BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     FIVE YEARS        THE FUND)          HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------

Non-Interested Directors:

Carol L. Colman               Director and      Since    President,               35               None
Colman Consulting Co.         Member of         2002     Colman
278 Hawley Road               the Nominating             Consulting Co.
North Salem, NY 10560         and Audit
Age 58                        Committees,
                              Class II

Daniel P.Cronin               Director and      Since    Associate General        32               None
Pfizer Inc.                   Member of         1993     Counsel, Pfizer Inc.
235 East 42nd Street          the Nominating
New York, NY 10017            and Audit
Age 57                        Committees,
                              Class III

Leslie H. Gelb                Director and      Since    President, Emeritus      32               Director of two
The Council on                Member of         2001     and Senior Board                          registered
  Foreign Relations           the Nominating             Fellow, the Council                       investment
58 East 68th Street           and Audit                  on Foreign Relations;                     companies
New York, NY 10021            Committees,                formerly, Columnist,                      advised by
Age 66                        Class I                    Deputy Editorial                          Advantage
                                                         Page Editor and                           Advisers, Inc.
                                                         Editor, Op-Ed Page,                      ("Advantage")
                                                         The New York Times

William R. Hutchinson         Director and      Since    President, W. R.         42               Director,
535 N. Michigan               Member of the     2003     Hutchinson &                              Associated Banc-Corp.
Suite 1012                    Nominating and             Associates Inc.
Chicago, IL 60611             Audit Committees,          formerly Group Vice
Age 61                        Class III                  President, Mergers and
                                                         Acquisitions, BP p.l.c.

Riordan Roett                 Director and      Since    Professor and            32               Director,
The Johns Hopkins University  Member of         1995     Director, Latin                           The Latin
1710 Massachusetts Ave., NW   the Nominating             American Studies                          American Equity
Washington, DC 20036          and Audit                  Program, Paul H.                          Fund, Inc.
Age 66                        Committees,                Nitze School of
                              Class III                  Advanced International
                                                         Studies, The Johns
                                                         Hopkins University

Jeswald W. Salacuse           Director and      Since    Henry J. Braker          32               Director of 2
Tufts University,             Member of         1993     Professor of                              registered
The Fletcher School of Law    the Nominating             Commercial Law and                        investment
  & Diplomacy                 and Audit                  formerly Dean, The                        companies
160 Packard Avenue            Committees,                Fletcher School of                        advised by
Medford, MA 02155             Class I                    Law & Diplomacy,                          Advantage
Age 66                                                   Tufts University

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF        PRINCIPAL        OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND   OCCUPATION(S)       DIRECTOR               OTHER
                               HELD WITH      LENGTH OF     DURING PAST       (INCLUDING         BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     FIVE YEARS        THE FUND)          HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken, CFA(2)         Director and      Since    Managing Director         221             None
Citigroup Asset Management    Chairman,         2002     of Citigroup Global
("CAM")                       Class II                   Markets Inc. ("CGM");
399 Park Avenue, 4th Floor                               Chairman, President
New York, NY 10022                                       and Chief Executive
Age 52                                                   Officer of Smith
                                                         Barney Fund Management
                                                         LLC ("SBFM"), Travelers
                                                         Investment Adviser,
                                                         Inc. ("TIA") and Citi
                                                         Fund Management Inc.
                                                         ("CFM"); President and
                                                         Chief Executive Officer
                                                         of certain mutual funds
                                                         associated with
                                                         Citigroup Inc.
                                                         ("Citigroup"); Formerly,
                                                         Portfolio Manager of
                                                         Smith Barney Allocation
                                                         Series Inc. (from 1996
                                                         to 2001) and Smith
                                                         Barney Growth and
                                                         Income Fund (from
                                                         1996 to 2000)
Officers:

Peter J. Wilby, CFA           President         Since    Managing Director         N/A             N/A
CAM                                             2002     of CGM and Salomon
399 Park Avenue, 4th Floor    Executive Vice             Brothers Asset
New York, NY 10022            President         1993-    Management Inc
Age 44                                          2002     ("SBAM")


Andrew B. Shoup               Treasurer (3)     Since    Director of CAM; Senior   N/A             N/A
CAM                                             2004     Vice President and
125 Broad Street, 10th Floor                             Chief Administrative
New York, NY 10004            Senior Vice       Since    Officer of mutual
Age 47                        President and     2003     funds associated with
                              Chief                      Citigroup; Treasurer
                              Administrative             of certain mutual
                              Officer                    funds associated with
                                                         Citigroup; Head of
                                                         International Funds
                                                         Administration of CAM
                                                         (from 2001 to 2003);
                                                         Director of Global
                                                         Funds Administration of
                                                         CAM (from 2000 to 2001);
                                                         Head of U.S. Citibank
                                                         Funds Administration
                                                         of CAM (from 1998
                                                         to 2000)


S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                             FUND COMPLEX
                                              TERM OF        PRINCIPAL        OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND   OCCUPATION(S)       DIRECTOR               OTHER
                               HELD WITH      LENGTH OF     DURING PAST       (INCLUDING         BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE           FUND(1)      TIME SERVED     FIVE YEARS        THE FUND)          HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------

James E. Craige, CFA          Executive Vice    Since    Managing Director        N/A                   N/A
CAM                           President         1996     of CGM and SBAM
399 Park Avenue, 4th Floor                               (since December 1998);
New York, NY 10022                                       Director of CGM
Age 36                                                   and SBAM (since
                                                         January 1998) and
                                                         Vice President of
                                                         CGM and SBAM
                                                         (from May 1992
                                                         to January 1998)

Thomas K. Flanagan, CFA       Executive Vice    Since    Managing Director of     N/A                   N/A
CAM                           President         1994     SBAM (since 1998);
399 Park Avenue, 4th Floor                               Director of SBAM and
New York, NY 10022                                       CGM (from 1991 to
Age 50                                                   1999)

Maureen O'Callaghan           Executive Vice    Since    Managing Director of     N/A                   N/A
SBAM                          President         1996     SBAM (since January
399 Park Avenue, 4th Floor                               2001); Director and
New York, NY 10022                                       Vice President of
Age 40                                                   SBAM (prior to 2001)

Beth A. Semmel, CFA           Executive Vice    Since    Managing Director of     N/A                   N/A
CAM                           President         1996     CGM and SBAM (since
399 Park Avenue, 4th Floor                               December 1998); Director
New York, NY 10022                                       of CGM and SBAM (since
Age 42                                                   January 1996)

Frances M. Guggino            Controller        Since    Vice President of CGM;   N/A                   N/A
CAM                                             2002     Controller of certain
125 Broad Street, 10th Floor                             mutual funds associated
New York, NY 10004                                       with Citigroup
Age 45

Robert I. Frenkel             Secretary         Since    Managing Director and    N/A                   N/A
CAM                           and Chief         2003     General Counsel of
300 First Stamford Place      Legal Officer              Global Mutual Funds for
4th Floor                                                CAM and its predecessor
Stamford, CT 06902                                       (since 1994); Secretary
Age 48                                                   of CFM; Secretary and
                                                         Chief Legal Officer of
                                                         mutual funds associated
                                                         with Citigroup

---------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2005, year 2006 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen annually to hold office until their successors are duly elected and qualified.
(2) Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
(3) As of January 20, 2004.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.
                    _______________________________________

This report is transmitted to the shareholders of Salomon Brothers High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C.



Directors                                         SALOMON BROTHERS HIGH INCOME FUND INC.
                                                        125 Broad Street
CAROL L. COLMAN                                         10th Floor, MF-2
                                                        New York, New York 10004
DANIEL P. CRONIN                                        For information call (toll free)
                                                        1-888-777-0102
LESLIE H. GELB
                                                  INVESTMENT MANAGER
R. JAY GERKEN, CFA                                      Salomon Brothers Asset Management Inc
                                                        399 Park Avenue
WILLIAM R. HUTCHINSON                                   New York, New York 10022

RIORDAN ROETT                                     CUSTODIAN
                                                        State Street Bank and Trust Company
JESWALD W. SALACUSE                                     225 Franklin Street
                                                        Boston, Massachusetts 02110

                                                  DIVIDEND DISBURSING AND TRANSFER AGENT
Officers                                                American Stock Transfer & Trust Company
                                                        59 Maiden Lane
R. JAY GERKEN, CFA                                      New York, New York 10038
      Chairman
                                                  INDEPENDENT AUDITORS
PETER J. WILBY, CFA                                     PricewaterhouseCoopers LLP
      President                                         1177 Avenue of the Americas
                                                        New York, New York 10036
ANDREW B. SHOUP*
      Senior Vice President,                      LEGAL COUNSEL
      Chief Administrative Officer                      Simpson Thacher & Bartlett LLP
      and Treasurer                                     425 Lexington Avenue
                                                        New York, New York 10017
JAMES E. CRAIGE, CFA
      Executive Vice President                    NEW YORK STOCK EXCHANGE SYMBOL
                                                        HIF
THOMAS K. FLANAGAN, CFA
      Executive Vice President

MAUREEN O'CALLAGHAN
      Executive Vice President

BETH A. SEMMEL, CFA
      Executive Vice President

FRANCES M. GUGGINO
      Controller

ROBERT I. FRENKEL
      Secretary and
      Chief Legal Officer



-------------
* Elected Treasurer as of January 20, 2004.

                                                 Salomon Brothers
                                                 High Income Fund Inc.




                                                 Annual Report
                                                 DECEMBER 31, 2003






American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038









HIFANN 12/03
04-6103

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


                  (a) Audit Fees for Salomon Brothers High Income Fund Inc. were $53,000 and $53,800 for the years ended 12/31/03 and 12/31/02, respectively.

                  (b) Audit-Related Fees for Salomon Brothers High Income Fund Inc. of $0 and $0 for the years ended 12/31/03 and 12/31/02.

                           In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers High Income Fund Inc. ("service affiliates"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

                  (c) Tax Fees for Salomon Brothers High Income Fund Inc. of $3,600 and $3,600 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers High Income Fund Inc.

                           There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

                  (d) There were no All Other Fees for Salomon Brothers High Income Fund Inc. for the years ended 12/31/03 and 12/31/02.

                           ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund Inc. , requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

                  (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                           The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                           (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                           Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                           (2)

                  (f)      N/A

                  (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers High Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund Inc. were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

                  (h) Yes. The Salomon Brothers High Income Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers High Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors.

         In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

        (a) Code of Ethics attached hereto.

            Exhibit 99.CODE ETH

        (b) Attached hereto.

            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund Inc.


By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Salomon Brothers High Income Fund Inc.

Date:     March 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Brothers High Income Fund Inc.

Date:    March 9, 2004


By:      /s/ Andrew B. Shoup
         Andrew B. Shoup
         Chief Administrative Officer of
         Salomon Brothers High Income Fund Inc.

Date:    March 9, 2004